           Consent of Independent Registered Public Accounting Firm

We  consent  to the  reference  to our  firm  under  the  captions  "Financial
Highlights"  and  "Independent  Registered  Public  Accounting  Firm and Legal
Counsel"  and to the use of our  report  dated May 17,  2004  included  in the
Statement of Additional  Information of this Registration  Statement (Form N-2
No. 333-71722 and 811-10541) of Oppenheimer Tremont Opportunity Fund, LLC.

/s/ ERNST & YOUNG LLP
-------------------------
ERNST & YOUNG LLP

New York, New York
July 23, 2004